UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 16, 2005

CIRRUS LOGIC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification No.)

2901 Via Fortuna, Austin, TX	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 851-4000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

      Item 8.01 Other Events.

      On June 16, 2005, Cirrus Logic, Inc. (the “Registrant”) issued a press release announcing the receipt of a $25 million payment related to a settlement and release of all claims between Cirrus Logic, Fujitsu, Ltd., Amkor Technology, Inc., and Sumitomo Bakelite Co., Ltd. over the alleged failure of certain semiconductor chips sold by Cirrus Logic to Fujitsu.

      A copy of the Registrant’s press release is being furnished with this Form 8-K as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Text of Registrant’s Press Release dated June 16, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.
Date: June 16, 2005	By:	/s/ John T. Kurtzweil
		Name:	John T. Kurtzweil
		Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Registrant’s Press Release dated June 16, 2005.

Exhibit 99.1